UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2013 (April 29, 2013)

New Residential Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35777	45-3449660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 46th Floor New York, New York		10105
(Address of principal executive offices)		(Zip code)

212-479-3150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 29, 2013, Wesley R. Edens, Kevin J. Finnerty, Kenneth M. Riis, David Saltzman and Alan L. Tyson were appointed as directors of New Residential Investment Corp. (“New Residential”). Mr. Edens will serve as Chairman of the board of directors and each of Messrs. Finnerty, Saltzman and Tyson have been determined to be independent directors. Messrs. Tyson and Saltzman will each serve as a Class I director, Messrs. Riis and Finnerty will each serve as a Class II director and Mr. Edens will serve as a Class III director. The initial terms of the Class I, Class II and Class III directors will expire in 2014, 2015 and 2016, respectively. Set forth below is the membership of our independent directors on each committee of our board of directors:

•	Audit Committee: Messrs. Finnerty and Tyson.

•	Nominating and Corporate Governance Committee: Messrs. Finnerty (chairman) and Tyson.

•	Compensation Committee: Messrs. Tyson (chairman), Finnerty and Saltzman.

Please see the information statement (the “Information Statement”) filed as an exhibit to New Residential’s Registration Statement on Form 10, which was filed by New Residential with the Securities and Exchange Commission, for biographical information about the newly appointed directors and information about director compensation. Such information is incorporated herein by reference.

(e) On April 29, 2013, New Residential adopted the New Residential Investment Corp. Nonqualified Stock Option and Incentive Award Plan (the “Plan”). Please see the Information Statement for a description of the material provisions of the Plan, which description is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2013, New Residential amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and bylaws (the “Amended and Restated Bylaws”). Please see the Information Statement for a description of the material provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which description is incorporated herein by reference. New Residential’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 8.01.	Other Events.

Newcastle Investment Corp. (“Newcastle”) has announced that its board of directors has set a record date of 5 p.m., Eastern Time, on May 6, 2013 (the “Record Date”) for the spin-off of New Residential, a wholly owned subsidiary of Newcastle. Newcastle will distribute one share of New Residential common stock for each share of Newcastle common stock held by Newcastle stockholders of record as of the Record Date. The distribution of New Residential common stock is expected to occur on or about May 15, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of New Residential Investment Corp.

3.2	Amended and Restated Bylaws of New Residential Investment Corp.

10.1	New Residential Investment Corp. Nonqualified Stock Option and Incentive Award Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.

Date: May 3, 2013	By:	/s/ Kenneth M. Riis
Kenneth M. Riis
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of New Residential Investment Corp.

3.2	Amended and Restated Bylaws of New Residential Investment Corp.

10.1	New Residential Investment Corp. Nonqualified Stock Option and Incentive Award Plan